1NYSE :VYX February 29, 2024 Q4 & FY 2023 Earnings Report David Wilkinson, CEO Brian Webb-Walsh, CFO

2NYSE :VYX Notes to Investors FORWARD-LOOKING STATEMENTS. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements can generally be identified as forward-looking because they include words such as “expect,” “target,” “anticipate,” “outlook,” “guidance,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” or words of similar meaning. NCR Voyix Corporation (“NCR Voyix” or the “Company”) intends for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to the Company’s plans, targets, goals, intentions, strategies, prospects, or financial outlook, including modeling considerations, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that could cause the Company’s actual results to differ materially include, among others, the following: challenges with transforming and growing the Company’s business, including the Company’s ability to attract new customers, increase use of the Company’s platform by existing customers and cross-sell additional products and solutions; the Company's ability to compete effectively against new and existing competitors and to continue to introduce competitive new products and solutions on a timely, cost-effective basis; the difficulties and risks associated with developing and selling complex new solutions and enhancements, including those using artificial intelligence; the timing and implementation of the Company’s cost reduction initiatives; the Company's ability to successfully complete and integrate acquisitions or other strategic transactions and to realize the anticipated benefits associated with the same; the failure to achieve some or all of the expected strategic benefits or opportunities expected from the spin-off of NCR Atleos Corporation (“NCR Atleos”); any unforeseen tax liabilities or impacts resulting from the spin-off of NCR Atleos; the impact of cybersecurity incidents on the Company’s business, including the April 2023 ransomware incident, and efforts to prevent or mitigate such incidents and any related impacts on the Company’s operations; efforts to comply with applicable data protection and data privacy laws; domestic and global economic and credit conditions; downturn or consolidation in the financial services industry; risks and uncertainties associated with the Company’s payments-related business; disruptions in the Company’s data center hosting and public cloud facilities; retention and attraction of key employees; defects, errors, installation difficulties or development delays; failure of the Company’s third-party suppliers; a major natural disaster or catastrophic event; geopolitical and macroeconomic challenges or events or acts of terrorism; environmental exposures from the Company’s historical manufacturing activities; risks associated with the Company’s indebtedness; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures and its ability to remediate material weaknesses in its internal control over financial reporting; and other factors identified in “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, which are available at https://www.sec.gov. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date of this presentation.

3NYSE :VYX Notes to Investors SPIN-OFF INFORMATION. On October 16, 2023, NCR Voyix completed the spin-off of NCR Atleos Corporation (“NCR Atleos”) as an independent, publicly traded company. The historical financial results of NCR Atleos are reflected as discontinued operations in NCR Voyix’s consolidated financial statements for periods prior to the completion of the spin-off. Accordingly, the financial information included in this presentation and the associated remarks has been recast to reflect the treatment of NCR Atleos as discontinued operations. However, certain costs historically allocated to NCR Atleos do not meet the definition of expenses related to discontinued operations for purposes of GAAP requirements regarding the reporting of discontinued operations. These costs have been included in NCR Voyix’s results from continuing operations, even though NCR Voyix is not expected to incur any additional such costs following completion of the spin-off, and primarily include costs of services and selling, general and administrative expenses. As a result, NCR Voyix’s GAAP and non-GAAP combined segment and consolidated results in this presentation and the associated remarks may not be comparable with estimates previously reported. To address this, NCR Voyix has provided Normalized Adjusted EBITDA, which adjusts for these costs. In addition, NCR Voyix was not able to cease all NCR Atleos-related operations in all foreign countries simultaneously with the spin-off. As a result, some of these transfers occurred during the fourth quarter of fiscal 2023 and the first quarter of fiscal 2024, with more expected to occur in the future. Each of these transfers from continuing operations will impact NCR Voyix’s segment and consolidated results as we retrospectively recast historical financial information for additional operations that become categorized as discontinued operations. As a result, NCR Voyix’s GAAP and non-GAAP combined segment and consolidated results in this presentation and the associated remarks and in future public disclosures may not be comparable with estimates previously reported. As a result of discontinued operations treatment and post-2023 transfers and planned transfers of NCR Atleos-related operations in foreign countries NCR Voyix’s GAAP and non-GAAP combined segment results, segment results and consolidated results in this release may not be comparable with estimates previously reported. To provide enhanced comparability of combined segment results and consolidated results between periods, NCR Voyix has provided Normalized Adjusted EBITDA, which adjusts for these items. NON-GAAP MEASURES. While the Company reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this presentation and in the associated remarks will include or make reference to certain “non-GAAP” measures, including selected measures such as Normalized revenue, adjusted EBITDA, Normalized Adjusted EBITDA and adjusted EBITDA margin. These measures are included to provide additional useful information regarding the Company’s financial results and are not a substitute for their comparable GAAP measures. NCR Voyix’s definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. Explanations of these non-GAAP measures, as well as a statement of usefulness and purpose of each such measure are included in the appendix of this presentation. These presentation materials and the associated remarks made during this presentation are integrally related and are intended to be presented and understood together.

4NYSE :VYX NCR Voyix At-a-Glance 1 Based on RBR Global POS Software 2023 study 2 Based on RBR Global EPOS and Self Checkout 2023 study 3 Ranking as of Q4 2023 public filings by NCR Voyix, Q2 (QTWO), and Alkami (ALKT) #1 POS Software Provider for Restaurants & Retail1 #1 User footprint among independent digital banking providers3 #1 Self-Checkout Provider2 80% of top 10 Restaurant Chains as Customers 67% of Largest Global Retailers as Customers >55k Restaurant & Retail Platform Sites >300K Restaurant & Retail Sites 28M+ Registered Digital Banking Users 13 of 15 Top Banks are Customers

5NYSE :VYX Our Strategic Initiatives Positioned for Growth Large and growing customer-base • >300k customer sites across 30+ countries • Embedded technology to address strong secular growth and digital adoption trends • Investments in sales and go-to-market Deep industry expertise across geographies • Consolidate share in growing markets • Best-in-class service provider Investments in Innovation • R&D to address customer needs • Expanded Platform offering • API toolkit for seamless integration Platform adoption and attached payments opportunities • Land-and-expand with existing customers • Value-added solutions delivered via the platform and strategic partners Market Expertise Product Innovation Global Reach Payments & ARPU Customer- Centric

Restaurants Segment Performance

CUSTOMER HIGHLIGHTS

Platform Connectivity

New Customer

Multi-year platform contract (POS, payments, consumer marketing)

✓ Phase 1: complete (30+ sites)
- Phase 2: in-progress (15+ sites)

Platform Upsell

Renewal + Expansion

Multi-year contract (expanded solutions via existing platform connectivity)

- Phase 1: kitchen solution, strategic services
- Phase 2: POS software upgrade & optimization, integrated table management

SEGMENT HIGHLIGHTS

	FY23	Y-o-Y % Δ
Platform Sites	28.9K	+8%
Payment Sites	6.5K	+34%
Software & Services Revenue	$630M	+10%

- **500+** new customers signed in 2023
- Named **#1 global POS Software Provider** for restaurants[1]

1 Based on RBR Global POS Software 2023 study.

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Retail Segment Performance

CUSTOMER UPDATES

Domestic Takeaway

Renewal – Fuel & Convenience Chain

- 1000+ sites
- Enabling additional payments capabilities via the platform

Global Expansion

Expanded Relationship – Grocery Chain

- Leveraged our existing relationship to win additional portfolio brand
- Phase 1 complete; additional rollout in 2024

International Takeaway

New Customer – Fuel & Convenience Chain

- One of the largest convenience / petrol chains
- Competitive win for over 600+ sites; opportunity to expand relationship

SEGMENT HIGHLIGHTS

	FY23	Y-o-Y % Δ
Platform Sites	29.6K	+64%
Software & Services Revenue	$1,388M	+3%

- **125+** new customers signed in 2023
  - ~100 POS software customers
  - ~25 e-commerce customers
- Named **#1 global POS Software Provider** for Grocery+ Retail[1]

1 Based on RBR Global POS Software 2023 study; Grocery+ category of retail includes grocery, convenience and drug stores.

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Commerce Platform Innovation

PLATFORM EVOLVING WITH NEEDS OF OUR RETAIL & RESTAURANT CUSTOMERS



DATA & INSIGHTS
Data and trained models with AI/ML to provide actionable insights
AI
COMMERCE APPLICATIONS
Store Operations, Loyalty, Unified Commerce, Back Office and other 3rd Party apps
PAYMENTS
Payment facilitator through simple, secure orchestration
SECURITY
Zero-trust, role-based Access control, SSO
NCR VOYIX
COMMERCE PLATFORM
EDGE
Intelligent software to run your stores like your digital channels
CONTINUOUS INNOVATION
Leverage significant investments from NCR Voyix R&D and 3rd party developers
OPEN APIs
Standardized 'cloud native' interfaces for rapid integration
HIGH AVAILABILITY
Always ON, with comprehensive Cloud and edge resilience

Investing in key solutions to grow with our customers

- **Retail** NCR Voyix Edge addresses needs of large enterprise customers
- **Restaurants** Data & Analytics providing real-time, mobile-ready predictive insights
- Enabled new API integrations to deliver enhanced solutions
  - **Pay-at-table** via QR code
  - **Facial ID verification** for loyalty and payment programs

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Digital Banking Segment Performance

CUSTOMER UPDATES

DB Platform — Nicolet National Bank

New Customer

Implementing digital banking platform to attract and retain customers

DB Platform + Bus. Banking — Old National

Renewal + Expansion

- Renewed digital banking platform
- Added business banking to retain and attract small business customers

Account Opening — Cadence Bank

New Customer

- Implementing digital account opening technology

SEGMENT HIGHLIGHTS

	FY23	Y-o-Y % Δ
ARPU	$28.42	+6%
Active Users	19.4M	+3%
Registered Users	28.1M	+4%

- **13** new financial institutions signed in 4Q23 (**39** in FY23)
- **25** renewals & expanded relationships in 4Q23 (**76** in FY23)
- Exceeded SaaS **"Rule of 40"**

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10NYSE :VYX Digital Banking Innovation Investing in Platform Extensibility • Open API Infrastructure + partner marketplace • Launched tap-to-pay payment acceptance for small business banking customers in partnership with Autobooks, Inc. BEST-IN-CLASS DIGITAL-FIRST SOLUTIONS FOR FINANCIAL INSTITUTIONS

11NYSE :VYX Financial Overview

12NYSE :VYX $680 $696 4Q22 4Q23 4Q 2023 and FY 2023 Results – Total Company Revenue Software & Services Revenue Notes: Normalized growth is adjusted for the impact of divestitures completed in 2022 and 2023; general corporate overhead costs which do not meet the requirements to be presented in discontinued operations (such costs are not reflective of the on-going operations of the Company); and delayed country exits which are expected to be included in discounted operations in the future. See slides 20 and 21 for additional information “Drivers” commentary references normalized numbers. Q4 and FY 2022 and 2023 financial data is “as reported. $966 $963 4Q22 4Q23 +1% Y/Y normalized Flat Y/Y as reported $3,793 $3,830 FY22 FY23 $2,649 $2,753 FY22 FY23 17.2% 13.9% $166 $134 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 4Q22 4Q23 Adj EBITDA & Margin (%) 15.7% 16.1% $596 $618 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% FY22 FY23 Q4 2023 YoY Drivers • Software & Services Revenue: Growth driven by Digital Banking, commercial agreements and Retail and Restaurants platform conversions • Adj EBITDA: Prior year labor cost benefits and current year dis-synergies driving margin down, partially offset by cost efficiency initiatives and revenue mix +2% Y/Y normalized +1% Y/Y as reported +4% Y/Y normalized +2% Y/Y as reported +5% Y/Y normalized +4% Y/Y as reported (24%) Y/Y normalized (19%) Y/Y as reported +2% Y/Y normalized +4% Y/Y as reported FY 2023 YoY Drivers • Software & Services Revenue: Digital Banking, Retail and Restaurants platform conversions, service contract price increases and installation projects • Note: non-recurring software payment in Q2/Q3 (~$25M) • Adj EBITDA: Revenue mix and cost efficiencies more than offsetting prior year labor cost benefits and current year Q4 dis-synergies $ in Millions

13NYSE :VYX Q4 FULL YEAR Segment Results 2022 2023 Reported / Normalized1 % Change 2022 2023 Reported / Normalized1 % Change RESTAURANTS Revenue $218 $223 +2% / +2% $857 $886 +3% / +4% Software & Services Revenue $148 $159 +7% / +7% $574 $630 +10% / +10% Adj EBITDA $41 $50 +22% / +22% $160 $197 +23% / +24% RETAIL Revenue $558 $544 (3%) / (2%) $2,182 $2,177 Flat / Flat Software & Services Revenue $349 $347 (1%) / Flat $1,344 $1,388 +3% / +4% Adj EBITDA $105 $90 (14%) / (13%) $384 $411 +7% / +9% DIGITAL BANKING Revenue $140 $151 +8% $547 $579 +6% Adj EBITDA $56 $56 Flat $233 $219 (6%) $ in Millions 1 Normalized growth is adjusted for the impact of divestitures completed in 2022 and 2023; general corporate overhead costs which do not meet the requirements to be presented in discontinued operations (such costs are not reflective of the on-going operations of the Company); and delayed country exits which are expected to be included in discounted operations in the future

14NYSE :VYX Preliminary Cash and Debt Information Capital Structure FY 2023 $ in Millions Total Debt $2,578 Cash Balance $263 Net Debt $2,315 Adj EBITDA (as reported) $618 Net Leverage Ratio1 (as reported Adj EBITDA) 3.7x 1 Net leverage ratio calculated as Net Debt / Adj. EBIDTA 2 $200M Term Loan A amortizes 1.875% per quarter prior to March 31, 2027 then amortizes 2.50% per quarter through maturity in 2028 Term Structure of Debt ($M) Weighted Avg Rate: 5.52% Fixed Rate Debt (% of Total): 89% Avg Maturity: 5.4 years $15 $15 $15 $34 $786 $1,200 $450 2024 2025 2026 2027 2028 2029 2030 Long-term Net Leverage Target: 2x – 3x 222

15NYSE :VYX FY 2024 Performance Outlook METRIC FY 2024E Total Revenue $3,600M – $3,700M Software & Services Revenue $2,700M – $2,750M Hardware Revenue $900M – $950M Adj EBITDA $632M – $657M Adjusted EBITDA Margin 17.5% – 17.7% Free Cash Flow $155M – $185M Free Cash Flow Conversion (as % of Adj EBITDA) 25% – 28%

16NYSE :VYX Compelling Investment Thesis Leading global provider of digital commerce solutions for Retail, Restaurant, and Digital Banking industries with unmatched enterprise install base and strong go-to-market reach Shifting the economics of our business by converting customers to our platform and expanding services we provide Capturing significant market opportunity driven by market growth, secular trends, and ability to add new customers Streamlining organization with enhanced strategic focus and nimble operating model to expand margins and accelerate profitable growth

17NYSE :VYX Appendix

18NYSE :VYX Non-GAAP Measures: While NCR Voyix reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR Voyix’s financial results and are not a substitute for their comparable GAAP measures. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) NCR Voyix determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations plus interest expense, net; plus income tax expense (benefit); plus pension mark-to-market adjustments; plus depreciation and amortization; plus stock-based compensation expense; and other special items, including amortization of acquisition-related intangibles, separation-related costs, cyber ransomware incident recovery costs (net of insurance recoveries), fraudulent ACH disbursements costs, and transformation and restructuring charges (which includes integration, severance and other exit and disposal costs), among others. Separation-related costs include costs incurred as a result of the spin-off. Professional and other fees to effect the spin-off including separation management, organizational design, and legal fees have been classified within discontinued operations through October 16, 2023, the separation date. The historical financial information and any forecasted financial information included in this presentation were determined based on the Retail, Restaurants, and Digital Banking segment results including an estimate of corporate costs, perimeter adjustments as well as the impact from commercial agreements between NCR Voyix and NCR Atleos. The actual historical results may differ from the periods presented based on the GAAP requirements for reporting discontinued operations. NCR Voyix uses Adjusted EBITDA to evaluate and measure the ongoing performance of its business segments. NCR Voyix also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR Voyix believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company’s ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions, and other investments, and excludes certain items whose fluctuation from period to period do not necessarily correspond to changes in the operations of our business segments. In addition, we believe Adjusted EBITDA is useful to investors because it and similar measures are commonly used by industry analysts, investors, and lenders to assess the financial performance of companies in our industry. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. Normalized Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Normalized Adjusted EBITDA). The Company determines Normalized Adjusted EBITDA for a given period by further adjusting its Adjusted EBITDA for estimated costs historically allocated to NCR Atleos that do not meet the definition of expenses related to discontinued operations for purposes of GAAP requirements regarding the reporting of discontinued operations. Normalized Adjusted EBITDA also removes revenue and costs associated with the transfer or pending transfer of NCR Atleos-related operations in all foreign countries that have not occurred by December 31, 2023 from Adjusted EBITDA. In addition, Normalized Adjusted EBITDA adjusts for all divestitures that occurred in prior periods that are not treated as discontinued operations under GAAP. The Company uses Normalized Adjusted EBITDA to estimate the performance of the continuing business following the spin-off. The Company believes that Normalized Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company’s ongoing business operations following the spin-off and allow for more easy comparisons period over period.

19NYSE :VYX Non-GAAP Measures: Non-GAAP Reconciliations: The Company’s definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. With respect to our outlook for Adjusted EBITDA and Adjusted EBITDA margin, we are not providing a reconciliation to GAAP net income because we are not able to predict with reasonable certainty the reconciling items that may affect the GAAP net income from continuing operations without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions and divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, GAAP net income. USE OF CERTAIN TERMS. As used in these materials: The term “recurring revenue” includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights; The term “annual recurring revenue” or “ARR” is recurring revenue, excluding software licenses sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights; The term “Software & Services Revenue” includes all software, services and payments revenue and excludes hardware revenue. The term “ARPU” means average recurring revenue per active user (digital banking); The term “platform sites” includes all sites for which we bill for use of our Commerce platform. The term “payment sites” includes all sites which utilizes NCR Voyix’s payment processing capabilities.

20NYSE :VYX Reconciliation of GAAP to Non-GAAP Financials FY2023 Normalized Revenue: Normalized for FY2023 to FY2024 comparisons for (i) all divestitures and (ii) delayed transfers to NCR Atleos FY2023 Normalized Software & Services Revenue: Normalized for FY2023 to FY2024 comparisons for all divestitures and (ii) delayed transfers to NCR Atleos $ in millions Q1 2023 Q2 2023 Q3 2023 Q4 2023 FY 2023 Reported Revenue $922 $967 $978 $963 $3,830 Less: Divestitures1 (15) (14) (12) (3) (44) Less: NCR Atleos delayed country transfers (18) (25) (22) (19) (84) Normalized Revenue $889 $928 $944 $941 $3,702 1Divestiture amounts shown in table represent the quarterly and full year 2023 impact of the non-core payments and Austria-hardware divestitures $ in millions Q1 2023 Q2 2023 Q3 2023 Q4 2023 FY 2023 Reported Software & Services Revenue $658 $694 $705 $696 $2,753 Less: Divestitures1 (13) (11) (10) (2) (36) Less: NCR Atleos delayed country transfers (16) (18) (17) (16) (67) Normalized Revenue $629 $665 $678 $678 $2,650

Reconciliation of GAAP to Non-GAAP Financials

Adjusted EBITDA

Normalized Adjusted EBITDA: Normalized for FY2023 to FY2024 comparisons for all divestitures, delayed transfers and estimated costs historically allocated to NCR Atleos

$ in millions	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Net Income (Loss) from Continuing Operations Attributable to NCR Voyix (GAAP)	$ (66)	$ (41)	$ (224)	$ (254)	$ (585)
Transformation and restructuring costs	3	3	9	24	39
Fraudulent ACH disbursements	2	3	5	13	23
Acquisition-related amortization of intangibles	17	17	19	17	71
Acquisition-related costs	-	1	-	—	1
Pension mark-to-market adjustments	-	-	-	7	7
Separation costs	2	6	10	81	99
Cyber ransomware incident recovery costs	-	11	12	(6)	17
Depreciation and amortization (excluding acquisition-related amortization of intangibles)	59	61	64	68	252
Interest expense	83	91	83	37	294
Interest income	(3)	(3)	(5)	(2)	(13)
(Gain) loss on disposal of businesses	(3)	(4)	(3)	22	12
Loss on debt extinguishment	-	-	-	46	46
Income tax expense (benefit)	8	8	187	2	205
Stock-based compensation expense	25	25	21	79	150
Adjusted EBITDA (Non-GAAP)	**$ 127**	**$ 179**	**$ 178**	**$ 134**	**$ 618**
Less: Divestitures[1]	(7)	(6)	(5)	(1)	(19)
Less: NCR Atleos delayed country transfers	(10)	(13)	(11)	(4)	(38)
Plus: Estimated costs historically allocated to NCR Atleos	15	23	31	2	71
Normalized Adjusted EBITDA (Non-GAAP)	**$ 125**	**$ 183**	**$ 193**	**$ 131**	**$ 632**

[1]Divestiture amounts shown in table represent the quarterly and full year 2023 impact of the non-core payments and Austria-hardware divestitures
FY2023 divestiture amounts include $18 million related to the non-core payments and Austria-based hardware businesses; excluding divestiture adjustments for these businesses would result in FY2023 Normalized Adjusted EBITDA of $650M, which was used when calculating the year-over-year growth rates on slide 12.

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22NYSE :VYX Reconciliation of GAAP to Non-GAAP Financials $ in millions Q4 2022 FY 2022 Net Income (Loss) from Continuing Operations Attributable to NCR Voyix (GAAP) $ (12) $ (203) Transformation and restructuring costs 22 96 Acquisition-related amortization of intangibles 17 71 Acquisition-related costs 1 2 Pension mark-to-market adjustments (41) (41) Depreciation and amortization (excluding acquisition-related amortization of intangibles) 58 237 Interest expense 81 285 Interest income (7) (13) Income tax expense (benefit) 28 72 Stock-based compensation expense 19 90 Adjusted EBITDA (Non-GAAP) $ 166 $ 596 Adjusted EBITDA 1Divestiture amounts shown in table represent the quarterly and full year 2023 impact of the non-core payments and Austria-hardware divestitures FY2023 divestiture amounts include $18 million related to the non-core payments and Austria-based hardware businesses; excluding divestiture adjustments for these businesses would result in FY2023 Normalized Adjusted EBITDA of $650M, which was used when calculating the year-over-year growth rates on slide 12.